UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WINDTREE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 12, 2022

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

2023 SPECIAL MEETING OF STOCKHOLDERS

To be Held on                     , 2023

          , 2022

Dear Stockholder:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”), of Windtree Therapeutics, Inc. (“Windtree”, the “Company”, “we”, or “us”), which will be held virtually at 9 A.M., Eastern Time, on                       , 2023 for the following purposes:

1.

to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share ( “Common Stock”) by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of our Board of Directors (the “Board”); and

2.	to approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal.

The Special Meeting can be accessed via the Internet at: https://www.cstproxy.com/windtreetx/sm2022. This Proxy Statement (as defined below) and enclosed proxy card are first being mailed to stockholders on or about      , 2022.  The opening of the polls will occur at approximately    A.M. on      , 2023.

Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of 2023 Special Meeting of Stockholders (the “Notice”), and the 2023 Special Meeting Proxy Statement (the “Proxy Statement”). You are entitled to vote at our Special Meeting and any adjournments thereof only if you were a stockholder as of December 2, 2022. As a result of the dividend of the shares of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), distributed on December 2, 2022, each holder of shares of our Common Stock also holds a number of one one-thousandths of a share of our Series A Preferred Stock equal to the whole number of shares of Common Stock held by such holder. Because any one one-thousandths of a share of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series A Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement. If you have any questions regarding the attached proxy statement or need assistance in voting your shares of Common Stock or Series A Preferred Stock, please contact our Senior Vice President, Chief Financial Officer and Corporate Secretary, John P. Hamill, at (215) 488-9300.

Sincerely,

James Huang	Craig E. Fraser
Chairman of the Board	Director, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 12, 2022

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT             , 2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Windtree’s Special Meeting. At the Special Meeting, stockholders will vote:

1.

to approve an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of our Board (the “Reverse Stock Split Proposal”); and

2.	to approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal (the “Adjournment Proposal”).

Stockholders also will transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

MEETING INFORMATION

Date:	, 2023
Time:	9 A.M., Eastern Time
Location:	Via the Internet: https://www.cstproxy.com/windtreetx/sm2022
Record Date:	You can vote if you were a stockholder of record on December 2, 2022
Opening of Polls:	A.M. on , 2023

The Board has fixed the close of business on December 2, 2022 as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any adjournment(s) of the Special Meeting. Notwithstanding the foregoing, holders of our outstanding shares of Series A Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined and described in the accompanying Proxy Statement).

On November 18, 2022, we announced an issuance of Series A Preferred Stock with multiple votes per share, to be paid to Company stockholders on December 2, 2022, with the intent of increasing the likelihood of receiving sufficient votes at the Special Meeting to approve the Reverse Stock Split Proposal. Please note that the holders of this Series A Preferred Stock may only vote on the Reverse Stock Split Proposal and Adjournment Proposal, and their votes may only be cast in direct proportion to the final votes cast by the holders of the Common Stock. As described in the accompanying proxy statement, the Series A Preferred Stock only serves to amplify the Common Stock voted in favor of the Reverse Stock Split Proposal.

Your vote matters. Whether or not you plan to virtually attend the Special Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

John P. Hamill Senior Vice President, Chief Financial Officer and Corporate Secretary , 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our stockholders on or about      , 2022. This Proxy Statement is available to stockholders at https://www.cstproxy.com/windtreetx/sm2022.

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this 2023 Special Meeting Proxy Statement (the “Proxy Statement”) in full.

Summary of Stockholder Voting Matters

PROPOSAL	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

Item 1: Approval of an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of our Board

	Page 12	✓FOR
Item 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal	Page 19	✓FOR

This Proxy Statement, with the enclosed proxy card, is being mailed to stockholders of Windtree Therapeutics, Inc. (“Windtree”, the “Company”, “we” or “us”) in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) and at any postponements or adjournments thereof. The Special Meeting will be held on           , 2023, at 9 A.M., Eastern Time, via the Internet at https://www.cstproxy.com/windtreetx/sm2022.

This Proxy Statement and the enclosed proxy card are first being mailed to our stockholders on or about        , 2022.

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

The Company is soliciting your vote on matters that will be presented at the Special Meeting and at any adjournment thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about        , 2022. This Proxy Statement is available to stockholders at https://www.cstproxy.com/windtreetx/sm2022.

STOCKHOLDERS ENTITLED TO VOTE

Stockholders of record, including holders of our common stock, par value $0.001 per share (“Common Stock”), and holders of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), at the close of business on December 2, 2022 (the “Record Date”) may vote at the Special Meeting. Notwithstanding the foregoing, holders of outstanding shares of Series A Preferred Stock will only be entitled to vote such shares to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below). There were 38,610,119 shares of Common Stock and 38,610.119 shares of Series A Preferred Stock outstanding on the Record Date.

Pursuant to the rights of our stockholders contained in our governing documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. As previously announced on November 18, 2022, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on November 28, 2022. The holders of Series A Preferred Stock have 1,000,000 votes per whole share of Series A Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series A Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal and Adjournment Proposal, but are not otherwise entitled to vote on the other proposals, if any, to be presented at the Special Meeting. Notwithstanding the foregoing, each share of Series A Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split Proposal, the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, when a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series A Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series A Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split Proposal, the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series A Preferred Stock (or fraction thereof) held by such holder. Holders of Series A Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series A Preferred Stock on the Reverse Stock Split Proposal, the Adjournment Proposal or any other matter brought before the Special Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series A Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series A Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Proposal at any meeting of the stockholders held for the purpose of voting on such proposal.

Any holder of shares of Common Stock that held such shares as of the Series A Preferred Stock Record Date on November 28, 2022 received a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each share of Common Stock held by such holder, and is deemed to have the voting power attributable to both its shares of Common Stock and Series A Preferred Stock for purposes of the Special Meeting. Any holder that purchased any shares of Common Stock in the open market after the Series A Preferred Stock Record Date on November 28, 2022 and prior to the December 2, 2022 Special Meeting record date also received one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each share of Common Stock purchased by such holder and is deemed to have the voting power attributable to both its shares of Common Stock and Series A Preferred Stock for purposes of the Special Meeting. Conversely, the voting power held by any holder that sold any shares of Common Stock and Series A Preferred Stock after the Series A Preferred Stock Record Date on November 28, 2022 and prior to the December 2, 2022 Special Meeting record date is reduced in proportion to the number of shares of Common Stock and Series A Preferred Stock sold by such holder.

If a holder of the Company’s Common Stock chooses to not cast a vote of its Common Stock on the matters to be voted upon at the Special Meeting, any shares of Series A Preferred Stock held by such holder shall be redeemed in the Initial Redemption. Additionally, if a holder of the Company’s Common Stock submits a proxy to vote its shares of Common Stock and Series A Preferred Stock, and subsequently revokes such proxy, thereby not casting its vote prior to opening of the polls at the Special Meeting, any shares of Series A Preferred Stock held by such holder shall be redeemed in the Initial Redemption.

The Series A Preferred Stock was issued to solely affect the passage of a charter amendment to effect a reverse stock split. The Board determined that the issuance of the Series A Preferred Stock was desirable as the Company recently had difficulty obtaining a quorum at prior stockholder meetings, and obtaining the vote of at least 50% of its total voting power on matters submitted to stockholders, which is required to approve the Reverse Stock Split Proposal. The Board determined that the issuance of the Series A Preferred Stock would assist the Company in obtaining the legally required approval for the Reverse Stock Split Proposal under Delaware law and the Company’s organizational documents without disenfranchising voters. Voters would not be disenfranchised since all of the Company’s stockholders on the Series A Preferred Stock dividend record date received shares of Series A Preferred Stock, and all such holders, as well as any holders who purchased shares of Common Stock (and therefore Series A Preferred Stock) prior the Record Date, have the opportunity to vote for or against the Reverse Stock Split Proposal.

VOTING METHODS

You may vote at the Special Meeting by delivering a proxy card in person or you may cast your vote in any of the following ways:

MAIL	INTERNET	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.cstproxyvote.com.	You can vote at the meeting at https://www.cstproxy.com/windtreetx/sm2022

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, when a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series A Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series A Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split Proposal, or the Adjournment Proposal, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series A Preferred Stock (or fraction thereof) held by such holder. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m., Eastern Time, on , 2023.

•	Sign a new proxy card and submit it by mail, which must be received no later than , 2023. Only your latest dated proxy card will be counted.

•	Virtually attend the Special Meeting at https://www.cstproxy.com/windtreetx/sm2022. Virtually attending the Special Meeting will not by itself revoke a previously granted proxy

•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by Internet, other than by virtually attending the Special Meeting, is 11:59 p.m. Eastern Time on                         , 2023. If you are a registered stockholder and virtually attend the Special Meeting, you may vote online during the Special Meeting.

GENERAL INFORMATION ABOUT THE MEETING

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of 2023 Special Meeting of Stockholders, (the “Notice”), has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

The following table summarizes how abstentions are treated with respect to our proposals:

PROPOSAL	VOTES REQUIRED	TREATMENT OF ABSTENTIONS	BROKER DISCRETIONARY VOTING

Proposal 1: Approval of an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of the Board

	Affirmative vote of the majority of voting power of the outstanding shares of capital stock entitled to vote	Abstentions will be treated as a vote “against” such proposal	Yes
Proposal 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal	Majority of the votes cast	Abstentions will not be taken into account in determining the outcome of the proposal	Yes

Proposal One: Approval of an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of the Board. The approval of the amendment to the Charter to effect a reverse stock split requires the affirmative votes of a majority of the combined voting power of the outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the proposal. The holders of Common Stock have the right to cast one (1) vote per share of Common Stock on this proposal. The holders of Series A Preferred Stock have the right to cast 1,000,000 votes per whole share of Series A Preferred Stock on this proposal.

Proposal Two: Adjournment. The approval of the adjournment requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.

GENERAL INFORMATION ABOUT THE MEETING

QUORUM AND APPROVAL

We must have a quorum to conduct business at the Special Meeting. A quorum consists of the presence at the Special Meeting either attending the meeting virtually or represented by proxy of the holders of one-third (1/3) of the votes stockholders are entitled to cast at the Special Meeting, including one-third (1/3) of the votes represented by our Common Stock. Shares of Series A Preferred Stock that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Special Meeting for purposes of determining the presence of a quorum. For the purpose of establishing a quorum, broker non-votes and abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of voting power virtually attending the Special Meeting or represented by proxy, or if no stockholder entitled to vote is present, then the chairman of the meeting, as determined by our Amended and Restated By-laws (the “Bylaws”), may adjourn the Special Meeting to another date.

Each holder of one share of Common Stock that holds one one-thousandth (1/1,000th) of a share Series A Preferred Stock that is not redeemed in the Initial Redemption will have 1,001 votes with respect to the establishment of a quorum and the matters to be voted upon at the Special Meeting. Each holder of one share of Common Stock that holds one one-thousandth (1/1,000th) of a share Series A Preferred Stock that is redeemed in the Initial Redemption will have one vote with respect to the establishment of a quorum and the matters to be voted upon at the Special Meeting.

Shares of Series A Preferred Stock that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at the Company’s Special Meeting for purposes of determining the presence of a quorum or approval of the Reverse Stock Split Proposal. For illustrative purposes only, if the Company had 1,000,000 shares of Common Stock outstanding as of the Special Meeting record date, each with one vote per share, and 1,000 shares of Series A Preferred Stock, each with 1,000,000 votes per share, the total number of votes attributable to the Company’s capital stock would be 1,001,000,000. In this scenario, 333,666,667 votes (including one-third (1/3) of the voting power represented by our Common Stock) would be required to establish a quorum at the Special Meeting, and 500,500,001 votes would be required to approve the Reverse Stock Split Proposal. Further, if 500 shares of Series A Preferred Stock are redeemed in the Initial Redemption, the total number of votes attributable to the Company’s capital stock for purposes of the Special Meeting would be 501,000,000. In such scenario, 167,000,000 votes (including one-third (1/3) of the voting power represented by our Common Stock) would be required to establish a quorum at the Special Meeting, and 250,500,001 votes would be required to approve the Reverse Stock Split Proposal.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 14, 2022 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each named executive officer of the Company, (c) each director of the Company, and (d) all executive officers and directors as a group.

The percentage of Common Stock outstanding is based on 38,610,119 shares of our Common Stock outstanding as of November 14, 2022, and the percentage of Series A Preferred Stock outstanding is based on 38,610.119 shares of Series A Preferred Stock to be issued on December 2, 2022. For purposes of the table below, and in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we deem shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within sixty days of November 14, 2022 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	NUMBER OF SHARES OF SERIES A PREFERRED STOCK	PERCENTAGE OF COMMON STOCK	PERCENTAGE OF SERIES A PREFERRED STOCK
5% or Greater Stockholders
Lee’s Pharmaceutical Holdings Limited(1) 1/F, Building 20E, Phase 3, Hong Kong Science Park, Shatin, Hong Kong	5,359,444	4,816.864	13.69%	12.48%
Panacea Venture Healthcare Fund I L.P.(2) #6 Lane 1350 Middle Fuxing Rd., Xuhui District, Shanghai, China 200319	3,449,161	2,336.853	8.68%	6.05%
Named Executive Officers and Directors
James Huang(3)	3,775,442	2,628.134	9.50%	6.81%
Daniel Geffken(4)	39,138	2.069	*	*
Robert Scott, M.D.(5)	10,000	-	*	*
Leslie J. Williams(6)	10,000	-	*	*
Craig E. Fraser(7)	730,327	59.805	1.86%	*
John P. Hamill(8)	193,567	6.500	*	*
Steven G. Simonson, M.D.(9)	364,806	17.594	*	*
All executive officers and directors as a group (9 persons)	5,381,345	2,715.393	13.61%	7.03%

*	Less than 1%

(1)

Includes (i) 4,816,864 shares of common stock and 22,300 Series A-1 Warrants to purchase 22,300 shares of common stock held directly by Lee’s Holdings exercisable within 60 days of November 14, 2022, and (ii) 45,139 Series C warrants to purchase 45,139 shares of common stock exercisable within 60 days of November 14, 2022, 199,203 Series G Warrants to purchase 199,203 shares of common stock exercisable within 60 days of November 14, 2022 and 275,938 Series I Warrants to purchase 275,938 shares of common stock exercisable within 60 days of November 14, 2022, held by LPH II Investments Limited, or LPH II. Lee’s Holdings may be deemed to have beneficial ownership of the shares held by LPH II due to its ownership of 100% of LPH II. LPH II is currently unable to exercise the Series C and G warrants due to an ownership cap restriction and Lee’s Holdings Series A-1 Warrants are subject to a 9.99% ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). Other than for purposes of Rule 13d-3 of the Act, Lee’s Holdings disclaims beneficial ownership of the shares of common stock and warrants, as applicable, except to the extent of its pecuniary interest therein, as applicable. Mses. Lee Siu Fong and Leelalertsuphakun Wanee are executive directors, Dr. Li Xiaoyi is an executive director and the Chief Executive Officer, Mr. Simon Miles Ball is a non-executive director, and Drs. Chan Yau Ching (Bob) and Tsim Wah Keung (Carl) and Mr. Lam Yat Cheong are the independent directors, of Lee’s Holdings, or the Lee’s Holdings Directors. The Lee’s Holdings Directors and the shareholders of Lee’s Holdings have shared voting and investment power over the shares held by Lee’s Holdings. The address for Lee’s Holdings and LPH II is 1/F, Building 20E, Phase 3, Hong Kong Science Park, Shatin, Hong Kong.

(2)

Includes 2,336,853 shares of common stock, 62,500 shares of common stock issuable upon exercise of Series D Warrants exercisable within 60 days of November 14, 2022, 498,008 shares of common stock issuable upon exercise of Series G Warrants exercisable within 60 days of November 14, 2022, 275,938 shares of common stock issuable upon exercise of Series I Warrants exercisable within 60 days of November 14, 2022 and 275,862 shares of common stock issuable upon exercise of May 2020 Warrants exercisable within 60 days of November 14, 2022 held by Panacea Venture Healthcare Fund I, L.P., or the Panacea Fund. Panacea Venture Healthcare Fund GP I, L.P. or the Immediate GP, is the general partner of the Panacea Fund, Panacea Venture Healthcare Fund GP Company, Ltd., or the Parent GP, is the general partner of the Immediate GP, and Panacea Venture Management Company Ltd., or the Management Company, is the management company of the Immediate GP. The Management Company, the Panacea Fund, the Immediate GP and the Parent GP are collectively referred to as the Panacea Entities. The Management Company together with the Parent GP and the Immediate GP may be deemed to have beneficial ownership over the shares of common stock held by the Panacea Fund. Each of the Series D Warrants and the Series G Warrants are subject to a 18.0% beneficial ownership cap and are currently unable to be exercised due to such ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us). The Panacea Entities may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. James Huang and Hai Mi serve as directors of the Parent GP and the Management Company. Mr. Huang, Hai Mi, and the shareholders of the Parent GP and Management Company have shared voting and investment power over the shares held by the Panacea Fund. Mr. Huang expressly disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein, if any. The address of the Panacea Fund, Immediate GP, Parent GP and the Management Company is #6 Lane 1350 Middle Fuxing Rd., Xuhui District, Shanghai, China 200319.

(3)

Includes 291,281 shares of common stock and options to purchase 35,000 shares of common stock exercisable within 60 days of November 14, 2022 held directly by Mr. Huang, and 2,336,853 shares of common stock, 62,500 shares of common stock issuable upon exercise of Series D Warrants exercisable within 60 days of November 14, 2022, 498,008 shares of common stock issuable upon exercise of Series G Warrants exercisable within 60 days of November 14, 2022, 275,938 shares of common stock issuable upon exercise of Series I Warrants exercisable within 60 days of November 14, 2022 and 275,862 shares of common stock issuable upon exercise of May 2020 Warrants exercisable within 60 days of November 14, 2022 held by Panacea Venture Healthcare Fund I, L.P., or the Panacea Fund. Panacea Venture Healthcare Fund GP I, L.P., or the Immediate GP, is the general partner of the Panacea Fund, Panacea Venture Healthcare Fund GP Company, Ltd., or the Parent GP, is the general partner of the Immediate GP, and Panacea Venture Management Company Ltd., or the Management Company, is the management company of the Immediate GP. The Management Company, the Panacea Fund, the Immediate GP and the Parent GP are collectively referred to as the Panacea Entities. The Management Company together with the Parent GP and the Immediate GP may be deemed to have beneficial ownership over the shares of common stock held by the Panacea Fund. Each of the Series D Warrants and the Series G Warrants are subject to a 18.0% beneficial ownership cap and are currently unable to be exercised due to such ownership cap. The Series I Warrants are subject to a 4.99% ownership cap (or such other percent as designated by each holder not to exceed 19.99%). The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).The Panacea Entities may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. Mr. Huang serves as a director of the Parent GP and the Management Company. Mr. Huang, Hai Mi, and the shareholders of the Parent GP and Management Company have shared voting and investment power over the shares held by the Panacea Fund. Mr. Huang serves as a director of the Immediate GP and may be deemed to beneficially own the shares held by the Panacea Fund. Also includes 70,281 shares of common stock held by Rui Jin (HK) Consulting Management Company Ltd., of which Mr. Huang is a director. Mr. Huang expressly disclaims beneficial ownership of the securities reported herein of the Panacea Entities and Rui Jin (HK) Consulting Management Company Ltd., except to the extent of his pecuniary interest therein, if any. The address of Mr. Huang is #6 Lane 1350 Middle Fuxing Rd., Xuhui District, Shanghai, China 200319.

(4)

Includes 2,069 shares of common stock, 2,069 May 2020 Warrants to purchase 2,069 shares of common stock exercisable within 60 days of November 14, 2022 and options to purchase 35,000 shares of common stock exercisable within 60 days of November 14, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(5)	Includes options to purchase 10,000 shares of common stock exercisable within 60 days of November 14, 2022.

(6)	Includes options to purchase 10,000 shares of common stock exercisable within 60 days of November 14, 2022.

(7)

Includes 59,805 shares of common stock, 117 Series A-1 Warrants to purchase 117 shares of common stock exercisable within 60 days of November 14, 2022, 2,069 May 2020 Warrants to purchase 2,069 shares of common stock exercisable within 60 days of November 14, 2022, 1,500 March 2021 Warrants to purchase 1,500 shares of common stock, and options to purchase 666,863 shares of common stock exercisable within 60 days of November 14, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

(8)

Includes 6,500 shares of common stock, 1,500 March 2021 Warrants to purchase 1,500 shares of common stock exercisable within 60 days of November 14, 2022, and options to purchase 185,567 shares of common stock exercisable within 60 days of November 14, 2022.

(9)

Includes 17,594 shares of common stock, 50 Series A-1 Warrants to purchase 50 shares of common stock exercisable within 60 days of November 14, 2022, 517 May 2020 Warrants to purchase 517 shares of common stock exercisable within 60 days of November 14, 2022, and options to purchase 345,145 shares of common stock exercisable within 60 days of November 14, 2022. The May 2020 Warrants are subject to a 4.99% ownership cap (or, at the election of each holder prior to the date of issuance, 9.99%), except that upon at least sixty-one (61) days’ prior notice to us, each holder may increase the ownership cap after exercising such holder’s May 2020 Warrants up to 9.99% (or up to 19.99% upon prior written approval by us).

ITEMS TO BE VOTED ON

ITEM 1: APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-20 AND 1-FOR-50, THE IMPLEMENTATION AND TIMING OF WHICH SHALL BE SUBJECT TO THE DISCRETION OF THE BOARD

We are seeking stockholder approval to grant the Board discretionary authority to amend the Charter, if at all, to effect a reverse stock split of our outstanding shares of Common Stock, at any time before November 30, 2023, by a ratio of any whole number between 1-for-20 and 1-for-50 (the “Reverse Split”).

The Reverse Split will not change the number of authorized shares of Common Stock or Series A Preferred Stock or the relative voting power of such holders of our outstanding Common Stock and Series A Preferred Stock. The number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The Reverse Split, if effected, would affect all of our stockholders uniformly.

The Board unanimously approved, and recommended seeking stockholder approval of the Reverse Split, on November 22, 2022. If this Reverse Split is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Split. The Board’s decision as to whether and when to effect the Reverse Split, if approved by the stockholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

The Reverse Split will also affect our outstanding stock options, restricted stock units and shares of Common Stock, including those issued under our 2011 and 2020 equity incentive plans, or as inducement grants under Nasdaq rules, as well as our outstanding warrants. Under these plans and securities, the number of shares of Common Stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the Reverse Split.

The Reverse Split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the Reverse Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-20 AND 1-FOR-50, THE IMPLEMENTATION AND TIMING OF WHICH SHALL BE SUBJECT TO THE DISCRETION OF THE BOARD

Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Split would increase the price of our Common Stock which would, among other things, help us to:

•	Meet certain continued listing requirements of the Nasdaq Capital Market;
•	Appeal to a broader range of investors to generate greater interest in the Company; and
•	Improve perception of our Common Stock as an investment security.

Meet Listing Requirements – Our Common Stock is listed on the Nasdaq Capital Market under the symbol WINT. On June 3, 2022, we received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”), notifying us that, for the last 30 consecutive business days, the closing bid price for our Common Stock was below the minimum $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were given 180 calendar days, or until November 30, 2022, to regain compliance with Rule 5550(a)(2). If at any time before November 30, 2022, the bid price of our Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance. If we do not regain compliance with Rule 5550(a)(2) by November 30, 2022, we may be afforded a second 180 calendar day period to regain compliance and intend to request such additional compliance period. Although we believe that implementing the Reverse Split is likely to lead to compliance with the Rule 5550(a)(2), there can be no assurance that the closing share price after implementation of the Reverse Split will succeed in restoring such compliance.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company – An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security – The Board believes that effecting the Reverse Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with the Reverse Split

The Reverse Split May Not Increase the Price of our Common Stock over the Long-Term – As noted above, the principal purpose of the Reverse Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple of the Reverse Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Split May Decrease the Liquidity of our Common Stock – The Board believes that the Reverse Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Split.

The Reverse Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell – If the Reverse Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers.

Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Split May Lead to a Decrease in our Overall Market Capitalization – The Reverse Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Split.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Split would be implemented. We believe that a range of Reverse Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Split. The Reverse Split ratio to be selected by our Board will be not more than 1-for-50.

The selection of the specific Reverse Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the Reverse Split;
•	the expected stability of the per share price of our Common Stock following the Reverse Split;
•	the likelihood that the Reverse Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before and after the Reverse Split.

We believe that granting our Board the authority to set the ratio for the Reverse Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Split, the Company will make a public announcement regarding the determination of the Reverse Split ratio.

Effects of the Reverse Split

If our stockholders approve the proposed Reverse Split and the Board elects to effect the Reverse Split, our issued and outstanding shares of Common Stock, for example, would decrease at a rate of approximately one (1) share of Common Stock for every twenty (20) shares of Common Stock currently outstanding in a one-for-twenty split. The Reverse Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Split would affect all of our stockholders uniformly and would not affect any stockholders’ percentage ownership interests in the Company. The Reverse Split would not affect the relative voting or other rights that accompany the shares of our Common Stock. Common Stock issued pursuant to the Reverse Split would remain fully paid and non-assessable. The Reverse Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

In addition to the change in the number of shares of Common Stock outstanding, the Reverse Split would have the following effects:

Increase the Per Share Price of our Common Stock – By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Split as part of its plan to maintain the required minimum per share price of the Common Stock under the Nasdaq listing standards.

Increase in the Number of Shares of Common Stock Available for Future Issuance – By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

The following table contains approximate information relating to our Common Stock, based on share information as of November 14, 2022:

	Current	After the Reverse Split if the Minimum 1:20 Ratio is Selected	After the Reverse Split if the Maximum 1:50 Ratio is Selected
Authorized common stock	120,000,000	120,000,000	120,000,000

Common stock issued and outstanding	38,610,119	1,930,506	772,203

Warrants to purchase common stock outstanding	16,546,336	827,317	330,927

Common stock issuable upon exercise of outstanding stock options, and settlement of restricted stock units	4,441,269	222,064	88,826

Common stock reserved for issuance for future grants under 2011 and 2020 equity incentive plans	584,089	29,205	11,682

Treasury stock issued	24	2	1

Common stock authorized but unissued and unreserved/unallocated	59,818,163	116,990,906	118,796,361

Authorized Preferred Stock	5,000,000	5,000,000	5,000,000

Although the Reverse Split would not have any dilutive effect on our stockholders, the Reverse Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Split not been effected.

Require Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock – The Reverse Split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options, settlement of restricted stock units and exercise of our outstanding warrants in proportion to the reverse stock split ratio. The exercise price of outstanding options and warrants would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our 2011 and 2020 equity incentive plans – In connection with any reverse stock split, the Board would also make a corresponding reduction in the number of shares available for future issuance under the foregoing plan so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plans.

Procedure for Effecting Reverse Stock Split

If the Reverse Split is approved by our stockholders, the Board, in its sole discretion, would determine whether to implement the Reverse Split, taking into consideration the factors discussed above, and, if implemented, determine the ratio of the Reverse Split. We would then file a Certificate of Amendment amending the Charter with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached to this Proxy Statement as Appendix A and is considered a part of this Proxy Statement. Upon the filing of the Certificate of Amendment, without any further action on our part or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the Reverse Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Split ratio of any whole number between 1-for-20 and 1-for-50.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

All of our registered holders of Common Stock hold their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer and Trust Company. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Split.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our Common Stock would remain unchanged at $0.001 per share, if the Reverse Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to stockholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s Common Stock, you should consult your tax advisor regarding the tax consequences of the Reverse Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”), regarding the federal income tax consequences of the Reverse Split. The state and local tax consequences of the Reverse Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company – We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders – Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split. Each stockholder’s aggregate tax basis in the Common Stock received in the Reverse Split should equal the stockholder’s aggregate tax basis in the Common Stock exchanged in the Reverse Split. In addition, each stockholder’s holding period for the Common Stock it receives in the Reverse Split should include the stockholder’s holding period for the Common Stock exchanged in the Reverse Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth herein regarding the proposed Reverse Split except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

At any time before November 30, 2023, we reserve the right to abandon the Reverse Split without further action by our stockholders before the effectiveness of the filing with the Secretary of State of the State of Delaware the Certificate of Amendment to the Charter, even if the authority to effect the Reverse Split has been approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-20 AND 1-FOR-50, THE IMPLEMENTATION AND TIMING OF WHICH SHALL BE SUBJECT TO THE DISCRETION OF THE BOARD

ITEM 2: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSAL

In the event that the number of shares of Common Stock present virtually or represented by proxy at the Special Meeting and voting “FOR” the adoption of the foregoing proposal in this Proxy Statement is insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSAL

OTHER INFORMATION

OTHER MATTERS

The Special Meeting is only called for the purposes set forth in the Notice. The Board does not know of any other matters to be considered by the stockholders at the Special Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Special Meeting and that are not known to the Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders must comply with the requirements set forth in our Bylaws. Stockholder proposals must be received by us no later than January 11, 2023. If we change the date of the 2023 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2023 Annual Meeting in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Stockholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2023 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than January 8, 2023 and no later than the close of business on February 7, 2023. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at https://ir.windtreetx.com/filings/sec-filings and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our Common Stock, without charge, upon written request to the Corporate Secretary, Windtree Therapeutics, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976. In addition, it is available to beneficial and record holders of our Common Stock at https://www.cstproxy.com/windtreetx/sm2022.

APPENDIX A

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WINDTREE THERAPEUTICS, INC.

(Pursuant to Sections 228 and 242 of the

General Corporation Law of the State of Delaware)

The Company was originally incorporated on November 6, 1992, under the name “Ansan, Inc.” The Company changed its name on November 25, 1997, to Discovery Laboratories, Inc. The Company changed its name again on April 15, 2016, to Windtree Therapeutics, Inc.

This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware (“Delaware Corporation Law”) and the amendments set forth below shall become effective upon the filing and effectiveness pursuant to the Delaware Corporation Law of this of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company:

1.     Article Four of the Amended and Restated Certificate of Incorporation of the Company is hereby amended by adding the following paragraph at the end thereof:

“Upon the filing and effectiveness (the “Second Effective Time”) pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, each                      share(s) of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Second Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Second Reverse Stock Split”). No fractional shares will be issued as a result of the Second Reverse Stock Split. Each certificate that immediately prior to the Second Effective Time represented shares of Common Stock (“Second Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Second Old Certificate shall have been combined. Holders who otherwise would be entitled to receive fractional share interests of Common Stock upon the effectiveness of the Second Reverse Stock Split shall be entitled to receive a whole share of Common Stock in lieu of any fractional share created as a result of the Second Reverse Stock Split.”

2.     This Certificate of Amendment shall become effective on       , 2023 at 12:01 a.m. Eastern Time.

3.     Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

[Rest of Page Left Blank]

IN WITNESS WHEREOF, Windtree Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer this     th day of          , 2023.

WINDTREE THERAPEUTICS, INC.

By:
Craig E. Fraser President and Chief Executive Officer

[Signature Page to Certificate of Amendment]

21387 Windtree Therapeutics Proxy Card Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

WINDTREE THERAPEUTICS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [______], 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/windtreetx/sm2022**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

Please mark your votes like this **X**

The Board of Directors recommends you vote FOR Proposal 1:

Proposal	FOR	AGAINST	ABSTAIN
1. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share by a ratio of any whole number between 1-for-20 and 1-for-50, the implementation and timing of which shall be subject to the discretion of the Board of Directors.	☐	☐	☐
1a. To vote my Series A Preferred Stock differently than my Common Stock on Proposal 1, vote it as follows;	☐	☐	☐
2. To approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve Proposal 1.	☐	☐	☐

Note: Your Series A Preferred Stock will be voted in the same manner as you've instructed your Common Stock on Proposal 1 unless you provide a different instruction in Item 1a below. If you do not provide a response to proposal 1a, your Series A Preferred Stock will be voted in the same manner as your response on Proposal 1 above.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**__________, ____

Please sign exactly as your name(s) appear(s) hereon. When Signing as attorney, executor administrator, or other capacity, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

21387 Windtree Therapeutics Proxy Card Rev3 Back

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at https://www.cstproxy.com/windtreetx/sm2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WINDTREE THERAPEUTICS, INC.

SPECIAL MEETING OF STOCKHOLDERS
[_______], 2023 9:00AM ET
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Craig E. Fraser and John P. Hamill, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WINDTREE THERAPEUTICS, INC. and, unless the undersigned stockholder(s) expressly indicates otherwise in this ballot, all shares of Series A Preferred Stock of WINDTREE THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, ET on [_______], 2023 via the Internet at **https://www.cstproxy.com/windtreetx/sm2022**, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or sate such shares and hereby ratifies and confirms all actions that said proxies, his or her substitutes, or any of them, may lawfully take in accordance with the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Continued and to be signed on reverse side